UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2007


                         SUNCOM WIRELESS HOLDINGS, INC.
               (Exact name of Registrant as specified in charter)


          DELAWARE                      1-15325                   23-2974475
(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
     of Incorporation)                  Number)              Identification No.)


            1100 CASSATT ROAD
          BERWYN, PENNSYLVANIA                                        19312
(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (610) 651-5900

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              ---------------------

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT; AMENDMENTS OF MATERIAL DEFINITIVE AGREEMENTS.

On May 15, 2007, in connection with the closing of the transactions contemplated by that certain Exchange Agreement, dated as of January 31, 2007 (the "Exchange Agreement"), by and among SunCom Wireless Holdings, Inc., a Delaware corporation (the "Company"), SunCom Wireless Investment Company LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company ("SunCom Investment"), SunCom Wireless, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of the Company ("SunCom Wireless"), and certain holders (the "Consenting Noteholders") of the 9-3/8% Senior Subordinated Notes due 2011 (the "9-3/8% Notes") and 8-3/4% Senior Subordinated Notes due 2011 of SunCom Wireless (the "8-3/4% Notes" and collectively with the 9-3/8% Notes, the "SunCom Wireless Subordinated Notes"), the Company, SunCom Investment and the Consenting Noteholders entered into Amendment No. 1 to Exchange Agreement (the "Exchange Agreement Amendment"). The Exchange Agreement Amendment amended the Exchange Agreement to, among other things: (1) add an additional affiliated Consenting Noteholder to the Exchange Agreement as a Consenting Noteholder; (2) amend
Schedule I to the Exchange Agreement, setting forth the SunCom Wireless Subordinated Notes of each Consenting Noteholder to be tendered in the exchange and the Class A common stock, par value $0.01 per share ("Class A Common Stock"), of the Company to be received by each Consenting Noteholder in respect thereof; and (3) effect certain changes regarding the appointment of directors of the Company's Board of Directors following the closing of the transactions contemplated by the Exchange Agreement.

Also on May 15, 2007, in connection with the closing of the transactions contemplated by the Exchange Agreement, as amended, the Company and the Consenting Noteholders entered into a Registration Rights Agreement (the "Registration Rights Agreement") granting the Consenting Noteholders certain registration rights in respect of their Class A Common Stock received in the exchange. In general, the Registration Rights Agreement contemplates that the Company will file with the Securities and Exchange Commission a shelf registration statement covering resale of the Class A Common Stock issued in the exchange within 20 days of the closing of the exchange. In addition, the holders of at least 15% of the Class A Common Stock subject to the Registration Rights Agreement can require the Company to undertake an underwritten offering of such Class A Common Stock upon the terms and conditions described in the Registration Rights Agreement.

Additionally, on May 15, 2007, in connection with the closing of the transactions contemplated by the Exchange Agreement, as amended, SunCom Wireless, together with The Bank of New York, as trustee, and the subsidiary guarantors party thereto, entered into Supplemental Indentures (the "Supplemental Indentures") with respect to each of that certain Indenture, dated as of January 19, 2001, governing the 9-3/8% Notes and that certain Indenture, dated as of November 14, 2001, governing the 8-3/4% Notes (collectively, the "Indentures"). The Supplemental Indentures remove substantially all of the restrictive covenants and certain of the events of default from the Indentures.

The foregoing descriptions are qualified in their entirety by reference to the Exchange Agreement Amendment, the Supplemental Indentures and the Registration Rights Agreement filed as Exhibits 2.1, 4.1, 4.2 and 10.1, respectively, to this report.

ITEM 2.01.  ACQUISITION OF A MATERIAL AMOUNT OF ASSETS.

On May 15, 2007, in connection with the closing of the transactions contemplated by the Exchange Agreement, as amended, SunCom Investment acquired, in exchange for an aggregate of 52,028,376 shares of Class A Common Stock, an aggregate of $731,620,000 principal amount of the SunCom Wireless Subordinated Notes. SunCom

Investment currently intends to contribute these SunCom Wireless Subordinated Notes to SunCom Wireless for retirement.

ITEM 5.02   RESIGNATION AND APPOINTMENT OF DIRECTORS.

On May 15, 2007, in connection with the closing of the transactions contemplated by the Exchange Agreement, the size of the Board of Directors of the Company was increased to 10 members. Also, effective concurrently with the closing of the exchange, each of Messrs. Eric Haskell, Mathias DeVito and Arnold Sheiffer resigned as directors of the Company. Mr. Haskell will continue to serve as the Company's Executive Vice President and Chief Financial Officer. Messrs. DeVito, Haskell and Sheiffer did not have any disagreement with the Company's operations, policies or practices, and their resignations were contemplated under the Exchange Agreement. In connection with their resignations, all unvested shares of restricted stock held by Messrs. DeVito and Sheiffer were fully vested, and each of Mr. DeVito and Mr. Sheiffer agreed to not sell or otherwise dispose of any of the shares subject to this accelerated vesting for a period of 90 days following the closing under the Exchange Agreement without the prior written consent to the Company. The foregoing description of the accelerated vesting letter agreements is qualified in its entirety by reference to the letter agreements filed Exhibits 10.2 and 10.3 to this report.

In addition, effective as of the closing of the exchange, each of Messrs. G. Edward Evans, Karim Samii, Joseph Thornton, Niles K. Chura, Patrick K. Daugherty and James J. Volk were elected as directors of the Company. Committee assignments have not yet been determined for the incoming directors, but it is expected that the Company's Board of Directors will make such determinations at the first regular meeting of the Board of Directors, which is currently scheduled for May 30, 2007, and the Company will file a current report on Form 8-K to report these assignments. A summary of the employment history of each of the newly elected directors of the Company is set forth below.

      Niles K. Chura, 37 (Class II - term expires in 2007), is a Portfolio Manager at Highland Capital Management, L.P. Prior to joining Highland, Mr. Chura was a member of the media and telecommunications portfolio management group at Bank of America and the finance and planning group at American Airlines. Mr. Chura was also a field artillery officer in the U.S. Army.

      Patrick H. Daugherty, 40 (Class I - term expires in 2009), is Head of Distressed and Special Situations Investing, and a Senior Portfolio Manager at Highland Capital Management, L.P. Mr. Daugherty formerly served as General Counsel to Highland. Mr. Daugherty is Chairman of the board of directors of Trussway Holdings, Inc and its affiliates, Home Interiors & Gifts, Inc. and its affiliates, Nexpak Corporation and its affiliates and Moll Industries and its affiliates, and serves on the board of directors of Safety-Kleen HoldCo., Inc.

      G. Edward Evans, 46 (Class I - term expires in 2009), is the Chairman and CEO of Stelera Wireless, LLC. Previously, Mr. Evans served as Chief Executive Officer of Syniverse Holdings Inc. until January of 2006 and, from January to December 2006, he served as Chairman of Syniverse Holdings. Prior to that he was the President and Chief Operating Officer of Dobson Communications Corporation. Mr. Evans is a member of the board of directors of the Cellular Telecommunications and Internet Association. In addition, Mr. Evans is a board member of the Alliance for Telecommunications Industry Solutions and the Federal Communications Commission Network Reliability and Interoperability Council. Mr. Evans is a distinguished director of the University of Florida.

      Karim Samii, 45 (Class I - term expires in 2009), is the President and Chief Investment Officer of Pardus Capital Management L.P. Prior to joining Pardus, Mr. Samii served as a restructuring and distressed company specialist for WR Huff Asset Management Co., a multibillion-dollar investment advisory and fund management complex, and as the Managing Director of an emerging market high yield research effort for Credit Suisse First Boston.

      Joseph Thornton, 45 (Class II - term expires in 2007), is a Vice President and Portfolio Manager of Pardus Capital Management L.P. Prior to joining Pardus, Mr. Thornton was an attorney at the international law firm of Rogers & Wells (now Clifford Chance) and was subsequently recruited to join WR Huff Asset Management Co. Mr. Thornton has also served on the boards of directors of several portfolio companies.

      James J. Volk, 43 (Class III - term expires in 2008) is the Chief Financial Officer of VoiceVerified, Inc., a provider of voice biometric verification technology and services. From July 2001 to July 2006, Mr. Volk was the Chief Financial Officer at UbiquiTel Inc., a Sprint Nextel affiliate. Prior to that, Mr. Volk held senior positions with Cingular Wireless and Comcast Cellular. Mr. Volk is a certified public accountant and holds a B.S. in accounting from the University of Delaware and an M.B.A. from Villanova University.

      As described above, Mr. Chura and Mr. Daugherty are affiliated with Highland Capital Management, L.P. and Mr. Samii and Mr. Thornton are affiliated with Pardus Capital Management L.P. Affiliates of Highland Capital Management, L.P. and Pardus Capital Management L.P. were parties to the Exchange Agreement and are parties to the Registration Rights Agreement. Pursuant to the Exchange Agreement, as amended, affiliates of Highland Capital Management, L.P. exchanged $261,378,000 aggregate principal amount of the SunCom Wireless Subordinated Notes for 18,587,616 shares of Class A Common Stock, and an affiliate of Pardus Capital Management L.P. exchanged $153,000,000 aggregate principal amount of the SunCom Wireless Subordinated Notes for 10,880,433 shares of Class A Common Stock. These shares of Class A Common Stock are subject to registration rights pursuant to the Registration Rights Agreement described above in Item 1.01 above.

      The Exchange Agreement, as amended, provided for the nomination of the six new directors identified above as follows: Messrs. Chura and Daugherty were nominated for election by Highland Capital Management, L.P.; Messrs. Evans, Samii and Thornton were nominated for election by Pardus Capital Management L.P.; and Mr. Volk was nominated for election by DiMaio Ahmad Capital LLC.

      The Exchange Agreement, as amended, also provides that two additional directors submitted for nomination, one each by Highland Capital Management, L.P. and DiMaio Ahmad Capital LLC, will be considered by the Company's Board of Directors after the closing of the exchange to fill the two remaining vacancies on the Board.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Not applicable.

            (b)   Pro Forma Financial Information

                  Unaudited pro forma financial information for SunCom Wireless Holdings, Inc. and its subsidiaries reflecting the exchange transaction described in Item 2.01 of this report and the related merger effecting a 1-for-10 reverse stock split is being filed as Exhibit 99.1 to this report.

            (c)   Not applicable.

            (d)   Exhibits

            2.1 Amendment No. 1 to Exchange Agreement, dated as of May 15, 2007, by and among SunCom Wireless Holdings, Inc., SunCom Wireless Investment Company LLC, and the holders of the 9-3/8% Senior Subordinated Notes due 2011 and 8-3/4% Senior Subordinated Notes due 2011 of SunCom Wireless, Inc. party thereto.

            4.1 Supplemental Indenture, dated as of May 15, 2007, to Indenture, dated January 19, 2001, governing the 9-3/8% Senior Subordinated Notes due 2011 of SunCom Wireless, Inc., by and among SunCom Wireless, Inc., the guarantors party thereto, and The Bank of New York, as Trustee.

            4.2 Supplemental Indenture, dated as of May 15, 2007, to Indenture, November 14, 2001, governing the 8-3/4% Senior Subordinated Notes due 2011 of SunCom Wireless, Inc., by and among SunCom Wireless, Inc., the guarantors party thereto, and The Bank of New York, as Trustee.

            10.1 Registration Rights Agreement, dated as of May 15, 2007, by and among SunCom Wireless Holdings, Inc., SunCom Wireless Investment Company LLC, and the holders of the 9-3/8% Senior Subordinated Notes due 2011 and 8-3/4% Senior Subordinated Notes due 2011 of SunCom Wireless, Inc. party thereto.

            10.2 Letter Agreement, dated May 10, 2007, between SunCom Wireless Holdings, Inc. and Mathias DeVito.*

            10.3 Letter Agreement, dated May 10, 2007, between SunCom Wireless Holdings, Inc. and Arnold Arnold Sheiffer.*

            99.1  Pro Forma Financial Information.

            --------------------------------------------------------------------

            *     Management contract or compensatory plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SUNCOM WIRELESS HOLDINGS, INC.


Date:  May  21, 2007                     By  /s/Eric Haskell
                                            ------------------------------------
                                              Name:  Eric Haskell
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT                             DESCRIPTION
-------                             -----------

2.1 Amendment No. 1 to Exchange Agreement, dated as of May 15, 2007, by and among SunCom Wireless Holdings, Inc., SunCom Wireless Investment Company LLC, and the holders of the 9-3/8% Senior Subordinated Notes due 2011 and 8-3/4% Senior Subordinated Notes due 2011 of SunCom Wireless, Inc. party thereto.

4.1 Supplemental Indenture, dated as of May 15, 2007, to Indenture, dated January 19, 2001, governing the 9-3/8% Senior Subordinated Notes due 2011 of SunCom Wireless, Inc., by and among SunCom Wireless, Inc., the guarantors party thereto, and The Bank of New York, as Trustee.

4.2 Supplemental Indenture, dated as of May 15, 2007, to Indenture, November 14, 2001, governing the 8-3/4% Senior Subordinated Notes due 2011 of SunCom Wireless, Inc., by and among SunCom Wireless, Inc., the guarantors party thereto, and The Bank of New York, as Trustee.

10.1 Registration Rights Agreement, dated as of May 15, 2007, by and among SunCom Wireless Holdings, Inc., SunCom Wireless Investment Company LLC, and the holders of the 9-3/8% Senior Subordinated Notes due 2011 and 8-3/4% Senior Subordinated Notes due 2011 of SunCom Wireless, Inc. party thereto.

10.2 Letter Agreement, dated May 10, 2007, between SunCom Wireless Holdings, Inc. and Mathias DeVito.

10.3 Letter Agreement, dated May 10, 2007, between SunCom Wireless Holdings, Inc. and Arnold Arnold Sheiffer.

99.1                                Pro Forma Financial Information.